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                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                              )           Chapter 11
                                    )
PEREGRINE SYSTEMS, INC., et al.,(1) )           Case No. 02-12740 (JKF)
                                    )           (Jointly Administered)
                Debtors.            )


                 STIPULATION BY AND BETWEEN DEBTORS AND OFFICIAL
                   COMMITTEE OF UNSECURED CREDITORS REGARDING
                 COMPOSITION OF BOARD OF DIRECTORS OF PEREGRINE
          SYSTEMS, INC. AND RELATED PENDING MATTERS; AND ORDER THEREON

      This Stipulation by and between Debtors and Official Committee of Unsecured Creditors Regarding Composition of Board of Directors of Peregrine Systems, Inc. and Related Pending Matters (the "Stipulation") is entered into by and between Peregrine Systems, Inc. ("PSI") and Peregrine Remedy, Inc. ("Remedy" and together with PSI, collectively the "Debtors"), on the one hand, and the Official Committee of Unsecured Creditors (the "Committee") on the other hand, as of this 21st day of February, 2003 (the "Effective Date"), with reference to the following recitals of fact:

      a. On or about November 13, 2002, the Committee filed its motion (the "Trustee Motion") seeking the appointment of a chapter 11 trustee for the Debtors. A pretrial conference on the Trustee Motion is presently set before the Court on March 25, 2003, (the "Trustee Pre Trial Conference Date") and trial thereon is currently set to commence before
______________
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.
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the Court on April 1, 2003 (the "Trustee Trial Date"). The Debtors have filed a motion (the "Stay Motion") seeking to stay the Trustee Motion and a motion (the "Summary Judgment Motion") seeking a summary judgment in their favor with respect to the Trustee Motion, both of which are set for hearing on March 25, 2003.

      b. On or about December 23, 2002, the Committee filed its motion, as subsequently amended (the "Termination Motion") seeking to terminate the Debtors' exclusive plan filing and plan solicitation periods. The Termination Motion was originally set for hearing on January 28, 2003 and was continued by the Court for hearing on February 25, 2003.

      c. On January 21, 2003, the Debtors filed their motion (the "Extension Motion") seeking, inter alia, an extension of their exclusive plan solicitation periods. The Extension Motion is presently scheduled for hearing before the Court on February 25, 2003.

      d. On January 21, 2003, the Committee filed its motion (the "Standing Motion") seeking authority to pursue certain claims on behalf of the Debtors' bankruptcy estates. By order dated February 21, 2003, the Court denied the Standing Motion as premature and ordered that the Debtor put the matter on the agenda for the May 20, 2003 omnibus hearing date.

      e. On January 21, 2003, the Debtors filed their application (the "Heidrick Application") seeking authority to employ Heidrick & Struggles, Inc. ("Heidrick") as independent director search consultants to the Debtors. On February 7, 2003, the Committee


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filed its objection (the "Heidrick Objection") to the Heidrick Application. The
Heidrick Application is presently set for hearing before the Court on February 25, 2003.

      f. On January 31, 2003, the Debtors filed their application (the "CSFB Application") for authority to retain Credit Suisse First Boston Corporation ("CSFB") as their financial advisors. The CSFB Application is currently set for hearing before the Court on February 25, 2003.

      g. On January 31, 2003, the Committee filed its application (the "Blackstone Application") to retain the Blackstone Group L.P. ("Blackstone") as its restructuring consultant. The Blacksone Application is presently set for hearing before the Court on February 25, 2003.

      h. On February 11, 2003, the Debtors filed an application (the "Katz Application") seeking authority to retain Retired Bankruptcy Judge Erwin I. Katz ("Katz") and Greenberg Traurig, P.C. as a consultant to the Debtors. The Katz Application is presently set for hearing before the Court on March 25, 2003.

      i. As used herein, "Indenture" shall refer to that certain Indenture dated as of November 14, 2000 (as said indenture may have been modified from time to time) by and between PSI and State Street Bank and Trust Company of California, N.A., with respect to PSI's 5-1/2% Convertible Subordinated Notes due 2007 (the "Notes").


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      j. The Debtors and the Committee wish to resolve certain issues related to the corporate governance of PSI and to resolve or continue some or all of the foregoing pending motions and applications, all as more fully set forth herein.

      NOW, WHEREFORE, the Debtors and the Committee agree and stipulate as follows:

      1. Effective upon that date (the "Resignation Date") which is the latter of the entry of the Order approving this Stipulation or the business day after the filing with the Court of the Restatement (defined below): (a) John Moores, Christopher Cole, Charles Noell and Thomas Watrous (collectively, the "Resigning Directors"), in their capacity as directors of PSI, shall nominate and elect Thomas Weatherford ("Weatherford") as their successor as director for PSI and shall concurrently resign as directors of PSI, (b) the bylaws of PSI shall be amended to provide that the board shall consist of between two and seven members, the exact number to be determined by the board; and (c) the size of the board shall be fixed at two members. Mr. Gary Greenfield ("Greenfield"), the chief executive officer of PSI, shall remain as a director of PSI. Additionally, effective on the Resignation Date, Katz shall become consultant to the board for the purpose of exercising the powers and duties of a board member, including, without limitation, assisting the board in selecting the Revised Board (defined below), in accordance with the provisions of paragraph 3 of this Stipulation, said tenure to continue until the Appointment Date (defined below) unless continued at the election of the Revised Board. Weatherford and Greenfield shall hereinafter be referred to as the "Interim Board." With respect to the Interim


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Board only, a meeting quorum shall require the attendance of Weatherford,
Greenfield and Katz. Weatherford and Greenfield shall each be a "Continuing Director" (as that term is defined in the Indenture) such that the change in the composition of the board effected by this Paragraph 1 of the Stipulation shall not constitute a "Change in Control", as that term is defined in the Indenture.

      2. The Committee shall withdraw the Heidrick Objection and, subject to approval of the Court, Heidrick shall be retained by the Debtors effective January 21, 2003 pursuant to the terms and conditions more fully set forth in the Heidrick Application. Heidrick shall be responsible for providing the Interim Board with candidates for election of the Revised Board and shall be available to provide services to each member of the Interim Board on an equal basis. Without limiting the generality of the foregoing, each of Greenfield, Weatherford and Katz, as consultant to the Board, shall be entitled to equal access to all work product of Heidrick provided to any member of the Interim Board or Katz, including, without limitation, any such information respecting potential board members, and shall have equal rights to request that Heidrick perform specific services within the scope of their retention, including searches for potential directors and the preparation of reports respecting potential directors as may be designated by them. Notwithstanding the foregoing, nothing herein shall be deemed to require Heidrick to perform services beyond the scope of its retention agreement.

      3. With the assistance of Heidrick, the Interim Board and Katz shall as soon as reasonably practicable and, if possible, by March 14, 2003, nominate and elect exclusively from candidates provided by Heidrick three persons (in addition to Greenfield and Weatherford),


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to serve on the board of directors of PSI (the "Revised Board") from the date of such appointment (the "Appointment Date") until the effective date of any confirmed plan of reorganization herein (a "Confirmed Plan"), or thereafter if expressly provided in a Confirmed Plan. The Interim Board and Katz shall endeavor to make each nomination and election to the Revised Board by consensus; if such nomination and election shall be made by the affirmative vote of one member of the Interim Board and Katz despite the negative vote of the other member of the Interim Board, such dissenting member shall promptly ratify the election by voting in the affirmative therefor. As to all other matters coming before it, the Interim Board shall endeavor to determine such matters by consensus, but if, as to such matters, the Interim Board is unable to act by consensus, for any reason, Katz shall make a recommendation to the Interim Board respecting the matter at issue and shall mediate the dispute between the members of the Interim Board. If the matter remains in dispute, either member of the Interim Board may submit the matter for resolution by the Court, in which case Katz shall submit his recommendation to the Court in writing for consideration in resolving the matter. The three individuals nominated and elected to the Revised Board pursuant to the procedures set forth in this Paragraph 3 of the Stipulation shall each constitute a "Continuing Director" as that term is defined in the Indenture and no "Change in Control", as that term is defined in the Indenture, shall occur as a result of their nomination and election to the Revised Board.

      4. The Interim Board shall be entitled to indemnification pursuant to the terms and conditions of PSI's current Articles of Incorporation and Bylaws and any such valid claims arising as a result of their tenure as a member of the Interim Board shall be entitled to


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administrative priority status pursuant to Bankruptcy Code Section 503(b).
Greenfield shall not be entitled to compensation for services rendered as a member of the Interim Board, but shall otherwise be entitled to compensation as more fully set forth in the Compensation Order (defined below). Weatherford and Katz shall each be entitled to compensation and expense reimbursement as more fully set forth in Exhibit "A" attached hereto and incorporated herein by this reference as though fully set forth hereat in the ordinary course of the Debtors' business and without Court review or approval.

      5. The Trustee Pretrial Conference Date and the Trustee Trial Date shall be vacated. The Court shall hold a status conference on the Trustee Motion on April 1, 2003 and the Stay Motion and the Summary Judgment Motion shall be continued to the same date and time. For the period February 21, 2003 through April 1, 2003, all discovery, motions and other proceedings relating to the Trustee Motion shall be stayed and all other deadlines relating to the Trustee Motion shall be vacated, pending further order of the Court. Upon the filing of the Restatement (defined below), the Committee shall promptly dismiss the Trustee Motion, without prejudice.

      6. The hearings on the Extension Motion, the Termination Motion, the CSFB Application, the Blackstone Application and the Debtors' pending application to retain Legal Strategies Group (the "Legal Strategies Application") shall all be continued to April 1, 2003. The Katz Application shall be withdrawn, without prejudice. The Debtors' exclusive plan solicitation period shall be extended through and including April 1, 2003, without prejudice to the rights of the Debtors to seek further extensions (through the Extension Motion, or otherwise)


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or the rights of the Committee to oppose any such further extensions (through the Termination Motion or otherwise).

      7. The Debtors and the Committee agree to the appointment of Retired Bankruptcy Judge Ralph Mabey or, if unavailable or unwilling to serve, another mutually acceptable retired judge or active bankruptcy practioner (the "Mediator") to mediate disputes between them regarding a plan of reorganization for the Debtors (the "Plan Disputes"). The Debtors and the Committee agree to use reasonable efforts to mediate the Plan Disputes before the Mediator between the Effective Date and April 1, 2003. The Mediator shall be entitled to payment of its fees and expenses in the ordinary course of the Debtors' business without prior Court approval or review upon the terms and conditions set forth in Exhibit "B" attached hereto and incorporated herein by this reference. However, the Mediator shall be required to file with the Court a final fee application with respect to its fees and expenses paid by the Debtors and shall be subject to disgorgement in the event the Court disallows any such fees and expenses.

      8. The Debtors and the Committee shall each cooperate in providing information reasonably requested by the other party in connection with resolution of the Plan Disputes and the Debtors shall cooperate with any and all other reasonable requests by the Committee for information relating to the Debtors' operational or financial condition. Any disputes regarding a party's compliance with its obligations pursuant to this paragraph 8 shall be submitted to the Mediator for a non-binding determination on not less than two (2) business days notice to the other party prior to submission to the Court.


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      9. The Committee consents to entry of an order (the "Compensation Order")
relating to the compensation of Messrs. Greenfield and Sexton in the form submitted by the Debtors and the Committee concurrently herewith.

      10. The Court shall set a hearing on May 20, 2003 to approve (i) if the Termination Motion has been denied, a disclosure statement for any plan of reorganization proposed by the Debtors and, (ii) if the Termination Motion shall have been granted, any disclosure statement proposed by the Committee for any plan proposed by the Committee. Notwithstanding the foregoing, in the event the Debtors and the Committee are able to agree upon a mutually acceptable plan and disclosure statement (a "Consensual Disclosure Statement"), the parties shall request that the Court set a hearing on the April 21, 2003 omnibus date to consider the adequacy of a Consensual Disclosure Statement, provided the Consensual Disclosure Statement is filed and served no later than March 24, 2003. Subject to Paragraph 12 of this Stipulation and Order, the parties shall not seek to advance any of the foregoing hearing dates.

      11. The members of the Committee other than U.S. Bank National Association, as successor to State Street Bank and Trust Co., as indenture trustee for the Notes (the "Indenture Trustee") expressly agree and acknowledge that: (a) Weatherford shall be a "Continuing Director" as that term is defined in the Indenture; (b) the formation of the Interim Board does not constitute a "Change in Control" as that term is defined in the Indenture; (c) each of the three individuals nominated and elected to the Revised Board pursuant to Paragraph 3 of the Stipulation shall constitute a "Continuing Director" as that term is defined in the Indenture;


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and (d) the formation of the Revised Board shall not constitute a "Change in
Control" as that term is defined in the Indenture. Further, the Indenture Trustee has agreed not to object to the foregoing characterizations set forth in the Stipulation.

      12. The Stipulation and Order shall be vacated and shall be of no force and effect if the Debtors shall fail to file with the Court, no later than February 28, 2003, audited financial statements for the fiscal years 2000 through 2002 (the "Restatement"). In such event, the Court shall hold a telephonic status conference on March 4, 2003, at 11:00 a.m. Eastern Time to consider the scheduling and/or disposition of matters respecting the Trustee Motion, the Stay Motion, the Summary Judgment Motion, the Extension Motion, the Termination Motion, the CSFB Application, the Blackstone Application and the Legal Strategies Application.

      13. Any objection to the compensation provisions for Weatherford, Katz or the Mediator as set forth herein shall be filed no later than seven (7) days after service of this Order on parties requesting special notice herein and shall be heard at the March 25, 2003 Omnibus hearing.


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                        IT IS SO ORDERED

Dated:  _____________, 2003                     ________________________________
                                                Judith Fitzgerald
                                                United States Bankruptcy Judge

Agreed and Accepted:

Dated:  __________, 2003
PACHULSKI, STANG, ZIEHL, YOUNG, JONES & WEINTRAUB, P.C.

______________________________________________
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Ellen M. Bender (CA Bar No. 116987)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone:  (302) 652-4100
Facsimile:   (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

Dated:  _____________, 2003

HENNIGAN, BENNETT & DORMAN LLP

______________________________________________
Bruce Bennett
Bennett J. Murphy
Sidney P. Levinson
Joshua M. Mester
601 South Figueroa Street, Suite
Los Angeles, California  90017
Facsimile:  (213) 694-1234



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YOUNG, CONAWAY, STARGATT & TAYLOR LLP

Robert S. Brady (No. 2847)
M. Blake Cleary (No. 3614)
The Brandywine Building
1000 West Street, 17th Floor
P.O. Box 391
Wilmington, Delaware 19899-0391
Telephone:  (302) 571-6600
Facsimile:   (302) 571-1253

Co-Counsel for the Official Committee of Unsecured
Creditors

Agreed as to paragraph 11 only


RH CAPITAL ASSOCIATES, LLC


By:____________________________________________
Its:_____________________________________________

MW POST ADVISORY GROUP, LLC


By:____________________________________________
Its:_____________________________________________

MELLON HBV ALTERNATIVE STRATEGIES, LLC


By:____________________________________________
Its:_____________________________________________

WEISS, PECK & GREER LLC

By:____________________________________________
Its:_____________________________________________



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                                   EXHIBIT "A"

KATZ:

Compensation: Will be paid $550 per hour, except that a daily rate of $6,000 per day shall be payable when Judge Katz must travel outside of the Chicago area in order to perform his duties. Payments shall be made in the ordinary course of Debtors' business in accordance with normal payment schedule for other directors of the company.

Expenses: Actual, necessary expenses and other charges incurred in connection with duties and responsibilities shall be reimbursed in the ordinary course of business in accordance with normal reimbursement policy for other directors of the company.

WEATHERFORD:

Compensation and reimbursement of expenses shall be provided on the same terms as shall be offered by the Interim Board (with the advice of Heidrick) to the members of the Revised Board to be selected pursuant to this Stipulation, but shall be payable as soon as practicable after the commencement of Weatherford's service on the Interim Board; provided, however, that Mr. Weatherford's time in performing his duties as a member of the Interim Board (other than meetings of the Interim Board or committees thereof and travel incidental thereto) shall be compensated at the rate of $550 per hour.


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                                   EXHIBIT "B"

      Compensation and expenses: Will be paid $650 per hour and receive reimbursement of actual, necessary expenses and other charges incurred in connection with duties and responsibilities as mediator. Payments shall be made in the ordinary course of Debtors' business in accordance with normal payment schedule for other providers of services in the ordinary course of business of the company.


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